Oppenheimer Balanced Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Core Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Dividend Growth Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Large-Cap Core Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Portfolio Series
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Value Fund
Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Value Fund

             Prospectus Supplement dated September 30, 2005

This supplement amends the Prospectus of each of the above-referenced
Funds (the "Funds") and is in addition to any existing supplements.

1. Effective October 1, 2005, for each of the Funds, the section in the
   Prospectus titled "Special Sales Charge Arrangements and
   Waivers--Other Special Sales Charge Arrangements and
   Waivers--Purchases by Certain Retirement Plans" is amended by deleting that section in its entirety and replacing it with the following:

      Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $5 million or more in plan
      assets. In that case the Distributor may pay from its own
      resources, at the time of sale, concessions in an amount
      equal to 0.25% of the purchase price of Class A shares
      purchased within the first six months of account
      establishment by those retirement plans to dealers of
      record, subject to certain exceptions described in
      "Retirement Plans" in the Statement of Additional
      Information.
      There is also no initial sales charge on purchases of Class
      A shares of the Fund by certain retirement plans that are
      part of a retirement plan or platform offered by banks,
      broker-dealers, financial advisors, insurance companies or recordkeepers. No contingent deferred sales charge is
      charged upon the redemption of such shares.

2. Effective October 1, 2005, for each of the Funds, in the section in the Prospectus titled "Distribution and Service Plans--Distribution and Service Plans for Class C and Class N Shares" the paragraph that begins "Under certain circumstances, if there is . . ." is amended by deleting that paragraph in its entirety and replacing it with the following:

      For certain group retirement plans held in omnibus accounts, the Distributor will pay the full Class C or Class N
      asset-based sales charge and the service fee to the dealer beginning in the first year after the purchase of such
      shares in lieu of paying the dealer the sales concession and the advance of the first year's service fee at the time of purchase.  Group Omnibus plans may not purchase Class B
      Shares.

September 30, 2005                                            PS0000.018